Exhibit 32.2

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of NuVim, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Richard P. Kundrat, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2008

/s/ Richard P. Kundrat

Richard P. Kundrat, Chief Financial Officer

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